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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 26, 1999, on Meridian Industrial Trust, Inc., included in this Current Report on Form 8-K, into ProLogis Trust's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-4961, 333-31421,
333-39797, 333-38515, 333-52867 and 333-26597.

                                       Arthur Andersen LLP

San Francisco, California
April 13, 1999